Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

PACE Funding Group, LLC
750 University Avenue, Suite 240
Los Gatos, California 95032
Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by PACE Funding Group, LLC (the “Company”) and Natixis Securities Americas LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of residential PACE assessments in conjunction with the proposed offering of PACE Funding 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Initial Assessment File and Subsequent Assessment File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 20, 2018, representatives of the Company provided us with a computer-generated residential PACE assessment data file and related record layout containing data, as represented to us by the Company, as of the close of business February 1, 2018, with respect to 772 residential PACE assessments (the “Initial Assessment File”).  At your instruction, we randomly selected 70 residential PACE Assessments from the Initial Assessment File (the “Initial Sample Assessments”).

Further, representatives of the Company provided us (i) on March 5, 2018 with a residential PACE assessment listing consisting of 805 residential PACE assessments (the “Subsequent PACE Assessment Listing”), which included 707 of the 772 residential PACE assessments indicated on the Initial Assessment File and 64 of the 70 Initial Sample Assessments and (ii) on March 6, 2018 a subsequent computer-generated residential PACE assessment data file and related record layout containing data, as represented to us by the Company, as of the close of business March 3, 2018, with respect to the each of the residential PACE assessments set forth on the Subsequent PACE Assessment Listing (the “Subsequent Assessment File”). We were instructed by representatives of the Company to randomly select 30 residential PACE assessments (the “Subsequent Sample Assessments”) from the Subsequent PACE Assessment Listing that indicated a “disbursement date” (as set forth on the Subsequent PACE Assessment Listing) on or after February 1, 2018 and is not an Initial Sample Assessment. The Initial Sample Assessments and Subsequent Sample Assessments are collectively hereinafter referred to as the “Sample Assessments.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Assessments relating to the residential PACE assessment characteristics (the “Characteristics”) set forth on the Initial Assessment File and Subsequent Assessment File, as applicable, and indicated below.

Characteristics

1. Applicant ID (for informational purposes only)	9. Project cost
2. Original assessment amount	10. Rate
3. Property city	11. Original term
4. Property state	12. Initial year on tax roll
5. Property zip code	13. Maturity year
6. Property county	14. Loan-to-value ratio
7. Recording date	15. Combined loan-to-value ratio
8. Original annual tax payment	16. Assessment loan-to-value ratio

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Notice of Assessment” or “Memorandum of PACE Financing Agreement” (collectively, the “Original Assessment Documentation”).

We compared Characteristic 9. to the “Completion Certificate.”

We compared Characteristics 10. through 13. to the “Assessment Agreement” or “Financing Agreement.”

With respect to Characteristic 14., we recomputed the loan-to-value ratio by dividing the “mortgage balance” by the “property value” (each as set forth on the Initial Assessment File or Subsequent Assessment File, as applicable).  We compared the results of such recalculations to the loan-to-value ratio set forth on the Initial Assessment File or Subsequent Assessment File, as applicable.

With respect to Characteristic 15., we recomputed the combined loan-to-value ratio by adding the (i)  loan-to-value ratio (as determined above) and (ii) assessment loan-to-value ratio (as determined below).  We compared the results of such recalculation to the combined loan-to-value ratio set forth on the Initial Assessment File or Subsequent Assessment File, as applicable.

With respect to Characteristic 16., we recomputed the assessment loan-to-value ratio by dividing (i) original assessment amount (as set forth on the Original Assessment Documentation) by (ii) the property value (as set forth on the Initial Assessment File or Subsequent Assessment File, as applicable).  We compared the results of such recalculation to the assessment loan-to-value ratio set forth on the Initial Assessment File or Subsequent Assessment File, as applicable.

For purposes of our procedures and at your instruction:

•	with respect our comparison of Characteristic 7., differences of 30 days or less are deemed to be “in agreement;” and

•	with respect our comparison of Characteristics 14. through 16., differences of 0.01% or less are deemed to be “in agreement.”

The residential PACE assessment documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Assessment Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Assessment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Assessment Documents.  In addition, we make no representations as to whether the Assessment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assessments.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Assessment File and Subsequent Assessment File were found to be in agreement with the above mentioned Assessment Documents, except as described in Appendix A.  Supplemental Information is contained on Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the residential PACE assessments underlying the Initial Assessment File and Subsequent Assessment File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the residential PACE assessments or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 7, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 7, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in original assessment amount.
2	Two differences in property city.
3	Two differences in property county.
4	Four differences in recording date.
5	One difference in original annual tax payment.
6	One difference in project cost.
7	Three differences in initial year on tax roll.
8	Three differences in maturity year.
9	Unable to verify the recording date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 7, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Assessment number	Characteristic	Characteristic set forth on the Initial Assessment File	Characteristic set forth on the Assessment Documentation

1	10812	Original assessment amount	$9,766.66	$9,702.84
2	14410	Property city	San Diego	San Ysidro
3	23756	Property county	Not provided	San Diego
4	10014	Recording date	09/02/2017	07/21/2016
4	10029	Recording date	09/02/2016	07/21/2016
4	10664	Recording date	09/02/2017	10/06/2016
4	10812	Recording date	09/02/2017	10/06/2016
5	10812	Original annual tax payment	$1,413.13	$1,403.90
6	16193	Project cost	$16,842.00	$26,900.00
7	14689	Initial year on tax roll	2018	2017
7	18456	Initial year on tax roll	2018	2017
7	18790	Initial year on tax roll	2018	2017
8	14689	Maturity year	2033	2032
8	18456	Maturity year	2038	2037
8	18790	Maturity year	2043	2042

Exception Description Number	Sample Assessment number	Characteristic	Characteristic set forth on the Subsequent Assessment File	Characteristic set forth on the Assessment Documentation

2	34109	Property city	Wildomar	Menifee
3	29765	Property county	Not provided	San Bernardino

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 7, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify Characteristic 7. on the Original Assessment Documentation for the following Sample Assessments:

Exception Description Number	Sample Assessment number	Item not verified
9	15243	Recording date
9	27545	Recording date
9	31797	Recording date
9	34017	Recording date
9	35937	Recording date
9	10136	Recording date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.